EXHIBIT 10.5

Dated 27 April 2007

SUPPLEMENTAL AGREEMENT

relating to a

FACILITIES AGREEMENT

for

€165,000,000

Term and Multicurrency Revolving Facilities

INVITEL Zrt.

Borrower

MAGYAR TELECOM B.V. and

CERTAIN OF ITS SUBSIDIARIES

Guarantors

BNP PARIBAS

Co-ordinator and Facility Agent

BNP PARIBAS, Hungary Branch

HUF Agent

Contents

Clause		Page
1	Interpretation	1

2	Waivers	5

3	Amendments to the Principal Agreement	6

4	Acceding Lender	6

5	Representations and Warranties	6

6	Accession of HTCC Operating Companies	6

7	Conditions Subsequent	6

8	Euroweb Romania	6

9	Miscellaneous	7

10	Governing Law	8

11	Enforcement	8

Schedule 1		9

Schedule 2 Conditions Precedent		11

Schedule 3 Euroweb Romania		16

THIS SUPPLEMENTAL AGREEMENT is dated 27 April 2007 and made BETWEEN:

(1)	MAGYAR TELECOM B.V. as the Parent;

(2)	INVITEL Zrt. as the Borrower;

(3)	THE COMPANIES set out in part A of schedule 1 as Guarantors;

(4)	BNP PARIBAS as Co-ordinator;

(5)	THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in part B of Schedule 1 as Lenders;

(6)	CALYON BANK MAGYARORSÁG Zrt. as the acceding lender (the “Acceding Lender”);

(7)	BNP PARIBAS and BNP PARIBAS, Hungary Branch as the Agents; and

(8)	BNP PARIBAS TRUST CORPORATION UK LIMITED as Security Trustee.

WHEREAS:

(A)	This Supplemental Agreement is supplemental to an agreement (the “Principal Agreement”) dated 6 August 2004 and made between Magyar Telecom B.V. as the Parent, Invitel Zrt. as the Borrower, the companies set out in part A of schedule 1 thereto as Original Guarantors, BNP Paribas and Credit Suisse First Boston International as the Arranger, the banks and financial institutions set out in part B of schedule 1 thereto as Original Lenders, BNP Paribas and BNP Paribas Hungária Bank Rt. as the Agents and BNP Paribas Trust Corporation UK Limited as Security Trustee, whereby the Original Lenders agreed to make available to the Borrower loan facilities of €165,000,000 upon the terms and subject to the conditions therein contained.

(B)	The Parent and the Borrower have requested the Lenders, and the Lenders have agreed, to waive certain provisions of the Principal Agreement and to amend the Principal Agreement to the extent set out in this Supplemental Agreement.

(C)	The Facility Agent is entering into this Supplemental Agreement on behalf of itself and, pursuant to clause 35.1.2 (Required Consents) of the Principal Agreement, the Arranger.

NOW IT IS AGREED as follows:

1	Interpretation

1.1	Definitions in Principal Agreement

Unless the context otherwise requires and save as mentioned below, words and expressions defined in the Principal Agreement shall have the same meanings when used in this Supplemental Agreement. In this Supplemental Agreement the expression the “Supplemental Agreement” shall mean this Supplemental Agreement.

1.2	General definitions

In this Supplemental Agreement:

“Accession Date” has the meaning given thereto in clause 6 (Accession of HTCC Operating Companies).

“Acquisition” means the acquisition by Holdco I of the Ultimate Parent on the terms of the Acquisition Documents.

“Acquisition Agreement” means the sale and purchase agreement between HTCC and Invitel Holdings N.V. dated 8 January 2007 relating to the Acquisition.

“Acquisition Documents” means the Acquisition Agreement and the Disclosure Letter and any other document designated as an “Acquisition Document” by the Facility Agent and the Parent.

“Agreed Base Case Model” means the base case financial and operational projections (including the cash flow statement, profit and loss account and balance sheet) for the HTCC Group (assuming the Completion Date has occurred) produced by the Borrower in the agreed form prior to the date of this Supplementary Agreement;

“Completion Date” means the date of the completion of the Acquisition in accordance with clause 5 of the Acquisition Agreement.

“Disclosure Letter” has the meaning given to that term in the Acquisition Agreement.

“Due Diligence Reports” means the Vendor Due Diligence Reports and the Purchaser Due Diligence Reports.

“Effective Date” means the date on which the Facility Agent notifies the Borrower that the Facility Agent has received all of the documents and other evidence listed in part A of Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent.

“Euroweb Hungary” means Euroweb Internet Szolgáltató Rt.

“Euroweb Romania” means S.C. Euroweb Romania S.A.

“Euroweb Romania General Security Agreement” means the general security agreement dated 28 September 2006 entered into by Euroweb Romania in favour of the Security Trustee (on behalf of the Senior Creditors).

“Euroweb Romania Share Pledge” means the share pledge dated 28 September 2006 entered into by the Borrower in favour of the Security Trustee in respect of the shares in Euroweb Romania and amended on 23 January 2007.

“Fee Letter” means any letter or letters dated on or about the date of this Supplemental Agreement between the Facility Agent and the Borrower setting out the fee referred to in clause 8.6 (Fee).

“FRN Bridge Facility” means the bridge facility made or to be made available to Holdco II by the FRN Bridge Lenders pursuant to the FRN Bridge Facility Agreement and novated to the Parent pursuant to the HTCC Opcos Transfer Agreement.

“FRN Bridge Facility Agreement” means the bridge facility agreement dated on or about the date of this Supplemental Agreement entered into between Holdco II as borrower and BNP Paribas as lender as novated from Holdco II to the Parent pursuant to the HTCC Opcos Transfer Agreement.

“FRN Bridge Lenders” means BNP Paribas, Calyon SA and Merrill Lynch International Bank Limited in its capacity as lender under the FRN Bridge Facility Agreement.

“FRN Funding Loan Agreement” has the meaning given to it in the Intercreditor Deed.

“FRN Funding Loans” means the €55,040,540 and €59,501,657 loans to be borrowed by Hungarotel and Pantel Hungary respectively from Holdco II and to be novated to the Parent representing part of the proceeds of the FRN Bridge Facility and which bear interest at the same rate as the FRN Bridge Facility (or, after the FRN Completion Date, the FRN Offering) together with an additional margin of not more than 0.22 per cent. per annum.

“Funds Flow Statement” means the funds flow statement relating to the steps set out in the Steps Paper in the agreed form.

“Hedge Counterparties” has the meaning given thereto in the Intercreditor Deed.

“Holdco I” means HTCC Holdco I B.V., a company incorporated in the Netherlands with its registered office at Locatellikade 1, 1076 AZ Amsterdam, The Netherlands.

“Holdco II” means HTCC Holdco II B.V., a company incorporated in the Netherlands with its registered office at Locatellikade 1, 1076 AZ Amsterdam, The Netherlands.

“Holding Company” means, in relation to any company or partnership, any person of which the first mentioned company or partnership is a Subsidiary.

“HTCC” means Hungarian Telephone and Cable Corp, a company incorporated in Delaware, with its registered office at 1207 Third Avenue Suite 3400, Seattle, Washington WA 98101-3034, United States of America.

“HTCC Group” means HTCC and its Subsidiaries from time to time.

“HTCC Opcos Transfer Agreement” means the transfer agreement dated on or about the date of the Supplemental Agreement entered into between the Parent and Holdco II pursuant to which Holdco II will transfer the HTCC Operating Companies to the Parent.

“HTCC Operating Companies” means Pantel Technocom, Pantel Hungary and Hungarotel.

“Hungarotel” means Hungarotel Távkozlési Részvény-társasag, a company incorporated in Hungary with registration number Cg. 01-10-043040.

“Information Package” means collectively, the Agreed Base Case Model, the Due Diligence Reports and the bank presentation dated February 2007.

“Pantel Hungary” means Pantel Távközlési Korlátolt Felelosségu Társaság, a company incorporated in Hungary with registration number Cg. 01-09-665609.

“Pantel Technocom” means Pantel Technocom Távközlési Korlátolt Felelosségu Társaság, a company incorporated in Hungary with registration number Cg. 14-09-305167.

“Purchaser Due Diligence Reports” means:

(a)	the legal due diligence report dated 19 April 2006 and supplemented on 30 May 2006 and 20 December 2006 and prepared by Köves Clifford Chance and

(b)	the financial due diligence report by Ernst & Young dated April 2006 and supplemented on 21 May 2006 and 15 December 2006.

“Steps Paper” means the Project Mercury Acquisition Step Plan—Discussion Paper (Final Version) dated 8 December 2006.

“TDC” means TDC A/S, a company incorporated in Denmark, with its registered office at Norregade 21, DK-0900, Copenhagen, Denmark.

“Vendor Due Diligence Reports” means:

(a)	the legal due diligence report dated 10 February 2006 prepared by White & Case LLP;

(b)	the “Market Overview and Business Plan Assessment Report” by Hardiman Telecommunications Limited;

(c)	the “Technical Due Diligence Report” by Hardiman Telecommunications Limited; and

(d)	the financial due diligence report by KPMG dated 10 February 2006.

1.3	Supplemental Finance Documents definitions

In this Supplemental Agreement:

“Borrower Pledge of Receivables Amendment Agreement” means the amendment agreement entered or to be entered into by the Borrower in favour of the Security Trustee in relation to the Pledge of Receivables entered into by the Borrower.

“Euroweb Romania General Security Amendment Agreement” means the amendment agreement entered or to be entered into by Euroweb Romania in relation to the Euroweb Romania General Security Agreement.

“Euroweb Romania Share Pledge Amendment Agreement” means the amendment agreement entered or to be entered into by the Borrower in relation to the Euroweb Romania Share Pledge.

“Hungarian Account Charges Amendment Agreements” means the amendment agreements entered into by each Original Obligor and the Security Trustee in relation to the Original Obligor Account Charges governed by Hungarian law and the Account Charge entered into by Euroweb Hungary.

“HTCC Opco Guarantor Accession Undertaking” means a guarantor accession undertaking in the form of schedule 6 of the Principal Agreement (Form of Guarantor Accession Undertaking).

“HTCC Opco Account Charges” means each charge and/or pledge of bank accounts of each HTCC Operating Company entered or to be entered into by the relevant HTCC Operating Company in favour of the Security Trustee (for and on behalf of the Senior Creditors) in the agreed form.

“HTCC Opco Floating Charges” means each floating charge entered into by or to be entered into by each HTCC Operating Company in favour of the Security Trustee (for and on behalf of the Senior Creditors) in the agreed form.

“HTCC Opco Intercreditor Accession Deed” means an accession deed in the form set out as a schedule to the Intercreditor Deed (as amended and restated pursuant to the Intercreditor Deed Supplemental Deed) entered into or to be entered into by an HTCC Operating Company.

“HTCC Opco Pledges of Receivables” means each assignment of receivables entered into or to be entered into by each HTCC Operating Company in favour of the Security Trustee (for and on behalf of the Senior Creditors) in the agreed form.

“HTCC Opco Share Securities” means each pledge over the shares or (as the case may be) business quota pledge of each HTCC Operating Company entered into or to be entered into by the Parent in favour of the Security Trustee in the agreed form.

“Intercreditor Deed Supplemental Deed” means the supplemental deed dated on or about the date of the Supplemental Agreement amending and restating the Intercreditor Deed between the Security Trustee, the Ultimate Parent, the Obligors, the Hedge Counterparties, the HY Trustee and the FRN Trustee.

“Original Obligor Share Securities Amendment Agreements” means the amendment agreements entered into by the shareholder of each Original Obligor incorporated in Hungary and the Security Trustee in relation to the Original Obligor Share Securities.

“Second Floating Charges” means the second ranking floating charges created or to be created by each of the Borrower and Euroweb Hungary in favour of the Security Trustee on behalf of the Senior Creditors.

“Second Account Pledge” means the second ranking account pledge governed by Dutch law entered or to be entered into by the Parent in favour of the Security Trustee on behalf of the Senior Creditors.

“Third Dutch Share Securities” means the third ranking pledge over the shares of the Parent entered or to be entered into by the Ultimate Parent in favour of the Security Trustee on behalf of the Senior Creditors.

“Third Parent Pledge of Receivables” means the second and third ranking pledge of receivables entered or to be entered into by the Parent in favour of the Security Trustee on behalf of the Senior Creditors.

“Second Ultimate Parent Pledge of Receivables” means the second ranking pledge of receivables entered or to be entered into by the Ultimate Parent in favour of the Security Trustee on behalf of the Senior Creditors.

“Supplemental Finance Documents” means this Supplemental Agreement, the Intercreditor Deed Supplemental Deed, the Borrower Pledge of Receivables Amendment Agreement, the Euroweb Romania General Security Amendment Agreement, the Euroweb Romania Share Pledge Amendment Agreement, the Hungarian Account Charges Amendment Agreements, the HTCC Opco Guarantor Accession Undertakings, the HTCC Opco Intercreditor Accession Deeds, the HTCC Opco Account Charges, the HTCC Opco Floating Charges, the HTCC Opco Pledges of Receivables, the HTCC Opco Share Securities, the Original Obligor Share Securities Amendment Agreements, the Second Floating Charges, the Second Account Pledge, the Third Dutch Share Securities, the Third Parent Pledge of Receivables and the Second Ultimate Parent Pledge of Receivables.

1.4	Interpretation of Principal Agreement

References in the Principal Agreement to “this Agreement” shall, following the amendment and restatement of the Principal Agreement pursuant to clause 3 (Amendments to the Principal Agreement) and unless the context otherwise requires, be references to the Principal Agreement as amended by this Supplemental Agreement and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Agreement, shall be construed accordingly.

1.5	Incorporation of certain references

Clauses 1.2 (Construction) and 1.3 (Third Party Rights) of the Principal Agreement shall be deemed to be incorporated in this Supplemental Agreement in full, mutatis mutandis.

1.6	Designation as Finance Document

The Parties agree that this Supplemental Agreement is and shall be designated as a Finance Document.

2	Waivers

2.1	Subject to clauses 2.2 and 2.3 below, with immediate effect, the Lenders hereby waive the provisions of clause 7.2.4 (Mandatory Prepayment) of the Principal Agreement in respect of the Acquisition.

2.2	The waiver under clause 2.1 shall expire if the Completion Date does not occur on or before the date falling 5 Business Days after the date of this Supplemental Agreement.

2.3	The waiver granted pursuant to clause 2.1 shall be withdrawn and deemed never to have been granted if the Effective Date has not occurred on the Completion Date.

3	Amendments to the Principal Agreement

3.1	With effect from the Effective Date, the Principal Agreement shall be amended and restated so as to read in accordance with the form of the amended and restated loan agreement set out in the Appendix and the Principal Agreement (as so amended and restated) will, subject to clause 8 (Euroweb Romania) below, continue to be binding upon each of the parties thereto upon such terms as so amended and restated.

3.2	The amendment and restatement of the Principal Agreement in accordance with clause 3.1 shall be without prejudice to any waivers and consents granted by the Finance Parties prior to, and which are continuing as at, the date of this Supplemental Agreement.

3.3	By their execution of this Supplemental Agreement, each of the Guarantors agrees, subject to clause 8 (Euroweb Romania) below, that the Security Documents to which it is a party and its obligations thereunder and, in the case of each Guarantor, its obligations under clause 17 (Guarantee) of the Principal Agreement shall remain in full force and effect and the rights of the Lenders thereunder shall not be prejudicially affected notwithstanding the amendments made to the Principal Agreement pursuant to this Supplemental Agreement.

4	Acceding Lender

With effect from the Effective Date, the Parties hereto agree that the Acceding Lender shall accede to the Principal Agreement (as amended and restated pursuant to clause 3.1 (Amendments to the Principal Agreement) as a Lender and the rights and obligations under the Principal Agreement (as so amended and restated) shall be construed accordingly.

5	Representations and Warranties

Each Obligor (other than Euroweb Romania) makes the representations and warranties set out in clause 18.1 (Repeated representations and warranties) and clause 18.2 (Further representations and warranties) of the form of amended and restated loan agreement set out in the Appendix to the Finance Parties on the date of this Supplemental Agreement as if made on such date with reference to the facts and circumstances existing at each such date.

6	Accession of HTCC Operating Companies

The Parent shall procure that each HTCC Operating Company accedes to the Principal Agreement (as amended and restated pursuant to clause 3.1 (Amendments to the Principal Agreement) of this Supplemental Agreement) as an Additional Guarantor in accordance with clause 25.2 (Additional Guarantors) of the Principal Agreement (as so amended and restated) on the same day, such date (the “Accession Date”) to be on or before the earlier of:

6.1	the date falling 5 Business Days after the Completion Date; and

6.2	the date on which any Security or guarantee for the benefit of the FRN Bridge Lenders is given by the Ultimate Parent or any member of the Group or any HTCC Operating Company.

7	Conditions Subsequent

The Parent undertakes to use its reasonable efforts to deliver to the Facility Agent acknowledgements signed by the relevant financial institutions of the notices of security over bank accounts referred to in paragraphs 14 and 18 of part B of Schedule 2 (Conditions precedent).

8	Euroweb Romania

8.1	Notwithstanding the amendment and restatement of the Principal Agreement on the Effective Date and the other provisions of this Supplemental Agreement, the Parties hereto agree that the rights and obligations of Euroweb Romania as between itself and the other Parties:

8.1.1	in the case of the Principal Agreement, shall remain as set out in the Principal Agreement prior to the amendment and restatement pursuant to clause 3 (Amendments to the Principal Agreement) and shall not be amended or affected by the execution and performance of this Supplemental Agreement; and

8.1.2	in the case of the Euroweb Romania General Security Agreement, shall remain as they were prior to the amendment and restatement of the Principal Agreement pursuant to clause 3 (Amendments to the Principal Agreement) and shall not be amended or affected by the execution and performance of this Supplemental Agreement.

8.2	For the avoidance of doubt, the provisions of clause 3 (Amendments to the Principal Agreement) shall not operate as a release of Euroweb Romania from its obligations under the Principal Agreement and the Euroweb Romania General Security Agreement.

8.3	The Parent undertakes to deliver to the Facility Agent all of the documents and other evidence listed in Schedule 3 (Euroweb Romania) on or before the date falling 90 days after the Completion Date. The Facility Agent shall notify the Parent and the Lenders promptly upon receipt of such documents and other evidence in form and substance satisfactory to it.

8.4	Each of the Parties hereto (other than Euroweb Romania) authorises the Facility Agent to sign the agreement and the deed referred to in paragraphs 1 and 2 of Schedule 3 (Euroweb Romania) on its behalf.

8.5	From the Effective Date until the date on which the Facility Agent notifies the Parent and the Lenders in accordance with clause 8.3, the Parties (other the Euroweb Romania) agree that Euroweb Romania shall not, in respect of any transactions entered into after the Effective Date, be considered an Obligor for the purposes of the following provisions of the Principal Agreement (as amended and restated pursuant to clause 3.1 (Amendments to the Principal Agreement):

8.5.1	paragraph (e) of the definition of Permitted Borrowings;

8.5.2	paragraph (k) of the definition of Permitted Disposals;

8.5.3	paragraph (i) of the definition of Permitted Guarantees; and

8.5.4	paragraph (c) of the definition of Permitted Loans.

8.6	Fee

8.6.1	The Borrower shall pay to the Facility Agent, for account of the Lenders, a fee in the amount and at the times agreed in a Fee Letter.

8.6.2	The Borrower shall pay to the Security Trustee a fee in the amount and at the times agreed in a Fee Letter.

8.7	Expenses

The Borrower shall pay to the Facility Agent on demand all expenses (including legal fees) incurred by the Finance Parties in connection with the negotiation, preparation and execution of this Supplemental Agreement and any document referred to herein the transactions contemplated by this Supplemental Agreement.

9	Miscellaneous

9.1	Continuation of Principal Agreement

Save as amended by this Supplemental Agreement, the provisions of the Principal Agreement shall continue in full force and effect and the Principal Agreement and this Supplemental Agreement shall be read and construed as one instrument.

9.2	Counterparts

This Supplemental Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

9.3	Partial invalidity

If, at any time, any provision of this Supplemental Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision in any other respect or under the law of any other jurisdiction will be affected or impaired in any way.

10	Governing Law

This Supplemental Agreement shall be governed by English law.

11	Enforcement

11.1	Jurisdiction

11.1.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with the Supplemental Agreement (including a dispute regarding the existence, validity or termination of the Supplemental Agreement) (a “Dispute”).

11.1.2	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

11.1.3	This clause 11.1 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

11.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law:

11.2.1	the Parent and each Obligor irrevocably appoints Law Debenture Services Limited of Fifth floor, 100 Wood Street, London EC2v 7EX (Attention: J. Middleton) as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

11.2.2	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

11.3	Inconvenient Forum

Each Obligor waives any objection it may have now or hereafter to the laying of venue of any action or proceedings in any court or jurisdiction referred to in clause 11.1 (Jurisdiction) and any claim it may have now or hereafter that any action or proceedings brought in such courts or jurisdiction has been brought in an inconvenient forum.

IN WITNESS whereof the parties hereto have caused this Supplemental Agreement to be duly executed the day and year first above written.

Schedule 1

Part A

The Guarantors (as at the date of this Supplemental Agreement)

Guarantor name	Registered Addresses
Magyar Telecom B.V.	Laan van Kronenburg 8, 1183 AS Amstelveen The Netherlands

V-holding Tanácsadó Zrt.	2040 Budaörs Puskás Tivadar U.8-10 Hungary

Invitel Zrt.	2040 Budaörs Puskás Tivadar U.8-10 Hungary

Euroweb Romania S.A.	102 Lipscani Street Nouveau Center Corp A 3rd Floor Bucharest Romania

EuroWeb Internet Szolgátató Zrt.	2040 Budaörs Puskás Tivadar U.8-10 Hungary

Part B

The Lenders (as at the execution of this Supplemental Agreement)

Allied Irish Bank plc

BNP Paribas

BNP Paribas, Hungary Branch

DEXIA Crédit Local

Erste Bank Hungary Rt.

UniCredit Bank Hungary Zrt.

KBC Finance Ireland

K&H Bank Nyrt

MKB Bank Nyrt

Natixis

OTP Bank

Schedule 2

Conditions Precedent

Part A

Conditions Precedent to Effective Date

1	Copies, certified as true, complete and up-to-date copies by an Authorised Officer of each Obligor or (as the case may be) the Ultimate Parent or HTCC of the constitutive documents of such Obligor or (as the case may be) the Ultimate Parent or HTCC (including, without limitation, extract from the trade registry of the Obligors incorporated in Hungary), together with copies of the duly executed and effective amendments to the Borrower’s constitutive documents as required by the Facility Agent.

2	A copy, certified as a true copy by an Authorised Officer of each Obligor, the Ultimate Parent and HTCC, of resolutions of the relevant boards, committees and/or (other than in respect of Euroweb Romania) bodies of the shareholders of each Obligor, the Ultimate Parent and HTCC evidencing approval of the Supplemental Finance Documents (to the extent it is a Party) and the documents to which it is a party described at paragraph 6 below and, in the case of the Parent, evidencing the approval of the Parent to the relevant HTCC Operating Company becoming an Additional Guarantor by entering into an HTCC Opco Guarantor Accession Undertaking and authorising its Appropriate Officers to execute and deliver the Supplemental Agreement (to the extent it is a Party) and the documents to which it is a party described at paragraph 6 and to give all notices and take all other action required by the relevant Obligor, the Ultimate Parent and HTCC under the Supplemental Finance Documents (to the extent it is a Party) and to any of the documents described at paragraph 14 to which it is a party.

3	Specimen signatures, authenticated by an Authorised Officer of each Obligor, the Ultimate Parent and HTCC, of the persons authorised in the resolutions of the Board of Directors or equivalent, referred to in paragraph 2 above.

4	A copy, certified as a true copy by an Authorised Officer of the relevant Obligor, the Ultimate Parent and HTCC of all consents, authorisations, licences and approvals required by the relevant Obligor, the Ultimate Parent and HTCC in connection with the execution, delivery, validity, enforceability and admissibility in evidence of the Supplemental Finance Documents (to the extent it is a Party) and the documents to be executed on or about the date of the Supplemental Agreement described at paragraph 6 to which it is a party and the performance by (as the case may be) the relevant Obligor, the Ultimate Parent or HTCC (as the case may be) of their respective obligations under the Supplemental Finance Documents (to the extent it is a Party) and the documents described at paragraph 6 to which it is a party to be executed on or about the date of the Supplemental Agreement.

5	A copy, certified as a true copy by an Authorised Officer of the Borrower of a letter from the agents for receipt of service of process under the Finance Documents accepting their respective appointments.

6	The Intercreditor Deed Supplemental Deed duly executed by all the parties thereto.

7	Copies, certified to be true copies by an Authorised Officer of the Parent, of the following financial statements:

(a)	Quarterly Management Accounts for the quarter ending 31 December 2006; and

(b)	Audited financial statements in respect of the Group for the financial year ended 31 December 2005.

8	An opinion from Norton Rose London dated no earlier than five Business Days prior to the Effective Date.

9	An opinion from Norton Rose Amsterdam, dated no earlier than five Business Days prior to the Effective Date.

10	An opinion from Burai-Kovács and Partners Budapest, dated no earlier than five Business Days prior to the Effective Date.

11	An opinion from Radu Taracila Padurari Retevoescu SCA, Bucharest, dated no earlier than five Business Days prior to the Effective Date.

12	An opinion from Spigthoff, the Netherlands Antilles, dated no earlier than five Business Days prior to the Effective Date.

13	The Fee Letter having been duly executed by the Borrower together with evidence that the fees, costs and expenses then due from the Borrower pursuant to clause 8.6 (Fee) and clause 8.7 (Expenses) have been or will be paid by the Waiver Effective Date.

14	A copy of each Information Package document certified by an Authorised Officer of the Parent as being true, complete and up-to-date, together with reliance letters in favour of the Senior Finance Parties (as such term is defined in the Intercreditor Deed) in relation to the Due Diligence Reports (including all bring down due diligence reports).

15	Copies, certified to be true and up-to-date copies by an Authorised Officer of the Parent, of:

(a)	the FRN Funding Loan Agreement;

(b)	each Acquisition Document,

in each case, duly executed by the parties thereto.

16	Such other documents and evidence as any Lender may reasonably require for the purpose of complying with any applicable money laundering regulations or laws.

17	A copy, certified as true, complete and up-to-date by an Authorised Officer of the Ultimate Parent, of a power of attorney from the Ultimate Parent authorising an authorised signatory to sign the Supplemental Finance Documents to which it is a party.

18	A copy of the Steps Paper addressed to and capable of being relied upon by the Senior Finance Parties (as such term is defined in the Intercreditor Deed).

19	A copy of the Funds Flow Statement.

20	A certified copy of the most recent annual audited and quarterly consolidated financial statements of HTCC together with a reconciliation statement showing those adjustments necessary in order to reconcile theses statements with IAS.

21	A certificate of the Parent (signed by a director) certifying that no terms and conditions of the acquisition agreement have been amended, varied, novated, supplemented, superseded, waived or terminated except to the extent the same does not materially and adversely affect the interests of the Lenders or with the prior consent of the Agent and each of the conditions to closing specified in the acquisition agreement has been satisfied or waived in each case except to the extent it does not materially and adversely affect the interests of the Lenders or with the prior written consent of the Agent (who shall act reasonably in giving consent).

22	A letter from the addressee of each Due Diligence Report to the Facility Agent pursuant to which such addressee agrees to turnover an amount in cash equal to the amount of any Acquisition Proceeds (excluding any Excluded Acquisition Proceeds) (as each such term is defined in the form of amended and restated loan agreement set out as the appendix to this Supplemental Agreement) to the Borrower (on terms permissible by the Finance Documents) to enable to the Borrower to make the prepayment required under clause 7.3 of the Principal Agreement (following its amendment and restated in accordance with the terms of this Supplemental Agreement).

23	Evidence of completion of steps 1 to 8 pursuant to the Steps Paper (other than the refinancing of the Invitel senior debt), including for the avoidance of doubt copies of the supplemental indenture executed by the indenture trustee under the HY Offering and the indenture under the FRN Offering and confirmation of receipt by the indenture trustee of the solvency and fairness opinions in form and substance satisfactory to it.

Part B

Conditions precedent to accession of HTCC Operating Companies

1	A copy, certified as true, complete and up to date by an Authorised Officer of the relevant HTCC Operating Company of the constitutive documents of each HTCC Operating Company and an extract from the relevant public register of the relevant entity (amended as requested by the Security Trustee).

2	A copy, certified as a true copy by an Authorised Officer of the relevant HTCC Operating Company, of resolutions of the Board of Directors (if applicable) or the shareholders of each HTCC Operating Company evidencing approval to the Supplemental Finance Documents to which it is a party and authorising its appropriate officers to execute and deliver the Supplemental Finance Documents to which it is a party and to give all notices and take all other action required by the relevant entity as an Additional Guarantor under each Supplemental Finance Document to which it is to be a party.

3	A copy, certified as a true copy by an Authorised Officer of the relevant HTCC Operating Company, of all consents, authorisations, licences and approvals required by the each HTCC Operating Company to authorise, or required by the relevant entity in connection with, the execution, delivery, validity, enforceability and admissibility in evidence of the Supplemental Finance Documents to which it is a party and the performance by the relevant HTCC Operating Company of its obligations under the relevant HTCC Opco Guarantor Accession Undertaking and each Supplemental Finance Document to which it is to be a party.

4	Specimen signatures, authenticated by a notary of the persons authorised in the resolutions of the Board of Directors or equivalent, referred to in paragraph 2, above.

5	Evidence that all of the ownership interests in each of the HTCC Operating Companies have been transferred from HTCC (via Holdco II) to the Parent.

6	Copies of all executed release documentation in respect of Encumbrances of the HTCC Operating Companies which are being released in connection with the Acquisition.

7	A certificate of a director of the relevant HTCC Operating Company confirming that utilisation of the Facilities in the maximum amount permitted would not cause any borrowing or guarantee limit binding on it to be exceeded.

8	If applicable, endorsement of the relevant share certificates (delivered pursuant to the terms of the relevant HTCC Opco Share Security).

9	An HTCC Opco Guarantor Accession Undertaking duly executed by each HTCC Operating Company and the Parent.

10	An HTCC Opco Intercreditor Accession Deed duly executed by each HTCC Operating Company and the other parties to it.

11	An HTCC Opco Floating Charge Agreement duly executed by each HTCC Operating Company and the Security Trustee.

12	An HTCC Pledge of Receivables duly executed by each HTCC Operating Company and the Security Trustee.

13	A copy, certified as a true copy by an Authorised Officer of the relevant HTCC Operating Company, of a letter from the agent of the relevant entity for receipt of service of process referred to in the HTCC Opco Guarantor Accession Undertaking and the HTCC Opco Intercreditor Accession Deed accepting its appointment.

14	If it maintains any bank accounts, an HTCC Account Charge duly executed by the relevant entity together with copies of notices of such HTCC Account Charge (in the form provided for in the relevant HTCC Account Charge) given to each financial institution with whom it maintains any such account.

15	The Borrower Pledge of Receivables Amendment Agreement, the Euroweb Romania General Security Amendment Agreement, the Hungarian Account Charges Amendment Agreements, the HTCC Opco Share Securities, the Original Obligor Share Securities Amendment Agreements, the Second Floating Charges, the Second Account Pledge, the Third Dutch Share Securities, the Third Parent Pledge of Receivables and the Second Ultimate Parent Pledge of Receivables each duly executed by the parties thereto.

16	The existence of any Pledge of Receivables and the Third Parent Pledge of Receivables having been notified to the relevant debtors thereunder and having been acknowledged or signed by such debtors.

17	A copy of the Registration, inter alia, of the name and address of the Security Trustee in the register of shareholders or members’ list (as applicable) of each HTCC Operating Company.

18	Copies of notices of the Hungarian Account Charges Amendment Agreements and the Second Account Pledge (in the form provided for in the relevant document) given to each financial institution with whom the relevant account is maintained.

19	An opinion of Norton Rose, London, dated not more than five Business Days prior to the date of the HTTC Opco Guarantor Accession Undertakings.

20	An opinion of Norton Rose, Amsterdam, dated not more than five Business Days prior to the date of the HTTC Opco Guarantor Accession Undertakings.

21	An opinion from Burai-Kovács and Partners Budapest, dated no earlier than five Business Days prior to the date of the HTTC Opco Guarantor Accession Undertakings.

22	An opinion from Radu Taracila Padurari Retevoescu SCA, Bucharest, dated no earlier than five Business Days prior to the date of the HTTC Opco Guarantor Accession Undertakings.

23	An opinion from Spigthoff, Netherlands Antilles, dated no earlier than five Business Days prior to the date of the HTCC Opco Guarantor Accession Undertakings.

24	An opinion from in-house legal counsel of HTCC, dated no earlier than five Business Days prior to the date of the HTCC Opco Guarantor Accession Undertakings.

Schedule 3

Euroweb Romania

1	An agreement, duly executed by Euroweb Romania, pursuant to which Euroweb Romania agrees to be bound by the terms and conditions of the Principal Agreement, as amended and restated pursuant to this Supplemental Deed.

2	A deed, duly executed by Euroweb Romania, pursuant to which Euroweb Romania agrees to be bound by the terms and conditions of the Intercreditor Deed, as amended and restated pursuant to the Intercreditor Deed Supplemental Deed.

3	The Euroweb Romania General Security Amendment Agreement, duly executed by Euroweb Romania.

4	A copy, certified as a true copy by an Authorised Officer of Euroweb Romania, of resolutions of the shareholders of Euroweb Romania evidencing approval of the Supplemental Finance Documents (to the extent it is a Party) and the documents described at paragraphs 1 to 3 above and authorising its Authorised Officers to execute and deliver the documents described at paragraphs 1-3 above and to give all notices and take all other action required by Euroweb Romania under the Supplemental Finance Documents (to the extent it is a Party) and to any of the documents described at paragraphs 1 to 3 above.

5	Specimen signatures, authenticated by an Authorised Officer of Euroweb Romania, of the persons authorised in the resolutions of the shareholders, referred to in paragraph 2 above.

6	A copy, certified as a true copy by an Authorised Officer of Euroweb Romania of all consents, authorisations, licences and approvals required by Euroweb Romania in connection with the execution, delivery, validity, enforceability and admissibility in evidence of the Supplemental Finance Documents (to the extent it is a Party) and the described at paragraphs 1 to 3 above and the performance by Euroweb Romania of its obligations under the Supplemental Finance Documents (to the extent it is a Party) and the documents described at paragraphs 1 to 3 above 6.

7	An opinion from Norton Rose London.

8	An opinion from Radu Taracila Padurari Retevoescu SCA, Bucharest.

EXECUTION PAGES

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

The Parent

MAGYAR TELECOM B.V.

By:	K.B. VAN POLANEN

By:	J.C.J. VAN DER WOORD

Address:	Magyar Telecom B.V.
Telepourtboulevard 140
1043 EJ, Amsterdam
The Netherlands

Attention:	Craig Butcher/Tim Green

Fax:	+36 1411 1271/+44 207 292 9390

The Borrower

INVITEL ZRT.

By:	MARTIN ROBERT EDWARD LEA

By:	ROBERT MITFORD BOWKER

Address:	Invitel Zrt.
Puskás Tivadar utca 8-10
2040 Budaörs
Hungary

Attention:	Robert Bowker

Fax:	+36 1 801 1363

The Original Guarantors

MAGYAR TELECOM B.V.

By:	K.B. VAN POLANEN

By:	J.C.J. VAN DER WOORD

Address:	Magyar Telecom B.V.
Telepourtboulevard 140
1043 EJ, Amsterdam
The Netherlands

Attention:	Craig Butcher/Tim Green

Fax:	+36 1411 1271/+44 207 292 9390

V-HOLDING TANÁCSADÓ ZRT.

By:	ZSUZSANNA CZEBE

By:	MARTIN ROBERT EDWARD LEA

Address:	V-holding Tanácsadó Zrt.
Puskás Tivadar utca 8-10
2040 Budaörs
Hungary

Attention:	Robert Bowker

Fax:	+36 1 801 1363

INVITEL ZRT.

By:	MARTIN ROBERT EDWARD LEA

By:	ROBERT MITFORD BOWKER

Address:	Invitel Zrt.
Puskás Tivadar utca 8-10
2040 Budaörs
Hungary

Attention:	Robert Bowker

Fax:	+36 1 801 1363

S.C. EUROWEB ROMANIA S.A.

By:	LAURENTIU STAN

Address:	S.C. Euroweb Romania S.A.
Puskás Tivadar utca 8-10
2040 Budaörs
Hungary

Attention:	Mr Sándor Halász

Fax:	+36 1 801 1353

EUROWEB INTERNET SZOLGÁTATÓ ZRT.

By:	MARTIN ROBERT EDWARD LEA

By:	ROBERT MITFORD BOWKER

Address:	Euroweb Internet Szolgátató Zrt.
Puskás Tivadar U.8-10
2040 Budaörs
Hungary

Attention:	Mr Sándor Halász

Fax:	+36 1 801 1353

The Original Lenders

ALLIED IRISH BANK PLC

By:	THIERRY BONNEL
(as attorney)

Address:	Allied Irish Bank plc
Bankcentre
Ballsbridge
Dublin 4

Attention:	Niall O’Reilly/Kingma Kozma

Fax:	+353 1 670 0064

BNP PARIBAS

By:	THIERRY BONNEL

Address:	37 Place du Marché Saint-Honoré
75001 Paris
France

Attention:	Jean-Philippe Rouane

Fax:	+33 1 42 98 1065 / 0979

BNP PARIBAS, Hungary Branch

By:	THIERRY BONNEL

Address:	BNP Paribas, Hungary Branch
H-1055 Budapest, Honvéd U.20,
Hungary

Attention:	Balazs Elek

Fax:	+36 1 374 6322 / +36 1 302 4499

OTP BANK

By:	THIERRY BONNEL
(as attorney)

Address:	OTP Bank Project Finance and Acquisition Directorate
1876 Budapest
Nádor u. 16
Hungary

Attention:	Dr. Mikiós Nemeth/Ms. Éva Révész

Fax:	+36 1 258 4225

ERSTE BANK HUNGARY RT.

By:	THIERRY BONNEL
(as attorney)

Address:	Erste Bank Hungary Rt.
1056 Budapest
Hold u. 16.
Hungary

Attention:	Gabor Dobrovoini

Fax:	+36 1 268 4452

MKB BANK NYRT.

By:	THIERRY BONNEL
(as attorney)

Address:	MKB Bank Nyrt.
H-1038 Budapest
Vaci U; 38.
Hungary

Attention:	Sandor Vegh/Agnes Hegedus

Fax:	+36 1 268 8269

NATIXIS

By:	THIERRY BONNEL
(as attorney)

Address:	Natixis
Capital House
85 King William Street
London EC4N 7BL
United Kingdom

Attention:	Clive Carpenter/Nathalie Lemarcis

Fax:	+ 44 20 7184 3190

KBC FINANCE IRELAND

By:	THIERRY BONNEL
(as attorney)

Address:	KBC Finance Ireland
Operation
LLB Bank
91 Merrion Square
Dublin 2
Ireland

Attention:	Amanda Toye/Deirdre Balfe

Fax:	+353 1 678 5034

K&H BANK NYRT

By:	THIERRY BONNEL
(as attorney)

Address:	K&H Bank Nyrt
H-1051 Budapest
Vigadó tér 1.
Hungary

Attention:	Mr. György Gáldi

Fax:	+36 1 328 9134

DEXIA CRÉDIT LOCAL

By:	THIERRY BONNEL
(as attorney)

Address:	DEXIA Crédit Local
1 Passerelle ses Reflets
Tour Dexia La Defense 2
92919 La Defense Cedex

Attention:	Carl Bassili

Fax:	+33 1 58 58 74 20

UNICREDIT BANK HUNGARY ZRT.

By:	THIERRY BONNEL
(as attorney)

Address:	UniCredit Bank Hungary Zrt.
1054, Budapest
Akadémla utca 17
Hungary

Attention:	Balazs Javor

Fax:	+36 1 301 1254

The Acceding Lender

CALYON BANK MAGYARORSZÁG ZRT.

By:	THIERRY BONNEL
(as attorney)

Address:	1051 Budapest
József nádor tér 7
Hungary

Attention:	Olivier Joyeaux/Sylvain Cotten

Fax:	+36 1 327 9150

The Agents

BNP PARIBAS

By:	THIERRY BONNEL

By:	SERGIO COLLAVINI

Address:	BNP Paribas
37 Place du Marché Saint-Honoré
75001 Paris, France

Attention:	Thierry Bonnel

Fax:	+33 1 4298 1933

BNP PARIBAS, Hungary Branch

By:	THIERRY BONNEL

By:	SERGIO COLLAVINI

Address:	BNP Paribas, Hungary Branch
H-1055 Budapest, Honvéd U.20,
Hungary

Attention:	Balazs Elek

Fax:	+36 1 374 6322 / +36 1 302 4499

The Security Trustee

BNP PARIBAS TRUST CORPORATION UK

LIMITED

By:	PAUL SCULLY

By:	GARY WEBB

Address:	BNP Paribas Trust Corporation UK Limited
55 Moorgate
London
EC2R 6PA

Attention:	The Directors

Fax:	+44 207 595 5078

The Co-ordinator

BNP PARIBAS

By:	THIERRY BONNEL

Address:	BNP Paribas
37 Place du Marché Saint-Honoré
75001 Paris
France

Attention:	Jean-Philippe Rouane

Fax:	+33 1 42 98 1065 / 0979